SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                               March 19, 2001
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                    (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



     Pennsylvania                     0-27942                    23-2828883
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                          Identification No.)




2 West Lafayette Street, Norristown, Pennsylvania                   19401
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(Address of principal executive offices)                         (Zip Code)




                                (610) 251-1600
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            (Registrant's telephone number, including area code)




                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)






Item 5.  OTHER EVENTS

    On March 19, 2001, Commonwealth Bancorp, Inc. (the "Company") announced that its President, Patrick J. Ward, will become Chief Executive Officer of the Company, replacing Charles H. Meacham, who is retiring as Chief Executive Officer but continuing as Chairman. The change, which will become effective May 1, 2001, is part of a well-planned and executed transition of Commonwealth from a traditional thrift into a full-service, community-based financial institution. For additional information, reference is made to the Press Release, dated March 19, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         99        Press Release dated March 19, 2001




















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMONWEALTH BANCORP, INC.



Date: March 19,  2001               By:  /s/Charles M. Johnston
                                       ------------------------------------
                                        Charles M. Johnston
                                        Chief Financial Officer























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